Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☒  Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material under § 240.14a-12

FOCUS UNIVERSAL INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐   Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule of Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Focus Universal Inc. 901 Corporate Center, Suite 404 Monterey Park, CA 91754

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 19, 2026

Dear Focus Universal Stockholders,

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Focus Universal Inc. (the “Company”), scheduled for 2:00 p.m., Pacific Daylight Time on Friday, June 19, 2026. The Annual Meeting will be held at 901 Corporate Center Drive, Suite 404, Monterey Park, California 91754.

We are using the “Notice and Access” rules, adopted by the U.S. Securities and Exchange Commission to mail our stockholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) instead of a printed copy of this proxy statement, proxy card or voting instruction form and our Annual Report for the fiscal year ended December 31, 2025 (including the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2025, together with the auditor’s report therein) (the “Meeting Materials”). Each stockholder of record at the close of business on April 21, 2026 (the “Record Date”) will receive a Notice. The Notice contains instructions on how stockholders can access the Meeting Materials over the Internet and vote. The Notice also contains instructions on how stockholders can receive a printed copy of the Meeting Materials. We believe that this process provides stockholders with a convenient and quick way to access the Meeting Materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

At the Annual Meeting our stockholders will consider and act upon the following matters:

1.	To elect five (5) members to the Board of Directors of the Company to serve until the 2027 Annual Meeting of Stockholders;

2.	To ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve the issuance of up to $250,000,000 of securities in one or more non-public offerings on the terms and conditions described herein;

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The Board of Directors of the Company has fixed the close of business on April 21, 2026, as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.

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YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WHERE YOU MAY CAST YOUR VOTE IN PERSON, WE URGE YOU TO CAST YOUR VOTE AS PROMPTLY AS POSSIBLE AS PROVIDED IN THE NOTICE. A PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

We urge you to read all of the Meeting Materials carefully and in their entirety. If you have any questions concerning the Proposals or the accompanying proxy statement of which this notice forms a part, or if you would like additional copies of the accompanying proxy statement, please contact Dr. Desheng Wang, the Secretary of Focus Universal Inc. at (626) 272-3883.

Attendance at the Annual Meeting is limited to stockholders of the Company as of the Record Date. The Company asks that stockholders planning to physically attend the Annual Meeting notify the Company at least 48 hours in advance of the meeting by calling (626) 272-3883. Your prompt cooperation is greatly appreciated. For safety and security reasons, video and audio recording devices and other electronic devices will not be allowed in the meeting. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy. For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

Your vote is important no matter how many shares you own. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Desheng Wang

Desheng Wang

Chief Executive Officer and Secretary

April 24, 2026

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PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 19, 2026

INTRODUCTION

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Focus Universal Inc. (the “Company”) of proxies to be voted at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 901 Corporate Center Drive, Suite 404, Monterey Park, California 91754 at 2:00 p.m., Pacific Daylight Time, on Friday, June 19, 2026 and at any adjournment or postponement thereof (the “Proxy Statement”). This Proxy Statement and the accompanying proxy card are being mailed to stockholders commencing on or about the Record Date. Only the holders of our “Common Stock” at the close of business on April 21, 2026 (the “Record Date”), will have the right to vote at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following are some questions that you, as a stockholder of the Company, may have regarding the Annual Meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this Proxy Statement, including the appendices and other documents referred to in this Proxy Statement, because the information in this section may not provide all of the information that might be important to you with respect to the Annual Meeting.

Q:	Why am I receiving these materials?
A:	The Company is sending these materials to its stockholders to help them decide how to vote their shares of Common Stock with respect to the Proposals to be considered at the Annual Meeting of the Company’s stockholders to be held on June 19, 2026, which we refer to as the “Annual Meeting,” and you should read them carefully.

Q:	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
A:

In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”), which was mailed to the holders of our common stock, par value $0.001 per share (the “Common Stock”), will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The Notice of the Annual Meeting, Proxy Statement, and Annual Report on Form 10-K are available online at https://westcoaststocktransfer.com/fcuv-proxy/.

Q:	When and where will the Annual Meeting take place?
A:	The Annual Meeting will be held on June 19, 2026, at 2:00 p.m., local time, at 901 Corporate Center Drive, Suite 404, Monterey Park, California 91754.

Q:	Who can attend and vote at the Annual Meeting?
A:	The Company’s stockholders of record as of the close of business on April 21, 2026, (the “Record Date”) for the Annual Meeting, are entitled to receive notice of, attend, and vote at the Annual Meeting.

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If your shares are held in the name of your bank, brokerage firm or other nominee, you must bring to the Annual Meeting a copy of your proxy card, an account statement, or a letter from the nominee indicating that you beneficially owned the shares as of the Record Date for voting. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting.

For registered stockholders, a copy of your proxy card can serve as verification of stock ownership. Stockholders who do not present a copy of their proxy card at the Annual Meeting will be admitted only upon verification of stock ownership, as indicated herein. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting. In addition, all Annual Meeting attendees will be asked to present valid government-issued photo identification, such as a driver’s license or passport, as proof of identification before entering the Annual Meeting, and attendees may be subject to security inspections.

Q:	What will be voted on at the Annual Meeting?

A:	At the Annual Meeting, the stockholders will be asked:

	•	To elect five (5) members to the Board to serve until the 2027 Annual Meeting of Stockholders (the “Election of Directors Proposal”);

	•	To ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

	•	To approve the issuance of up to $250,000,000 of securities in one or more non-public offerings on the terms and conditions described herein (“Potential Future Offerings Proposal”);

	•	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”); and

	•	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof (the “Additional Proposals”).

Collectively, the Election of Directors Proposal, Auditor Ratification Proposal, Potential Future Offerings Proposal, Say-on-Pay Proposal, and any Additional Proposals are referred to in this Proxy Statement as, the “Proposals.”

Q:	What do I need to do now and how do I vote?
A:

The Company urges you to read this proxy statement carefully, including its Annual Report filed on Form 10-K with the SEC on March 31, 2026, and to consider how the Proposals described in this proxy statement may affect you and the Company as a whole.

You can provide your proxy instructions over the Internet by accessing the website indicated on the Notice and Access Card regarding the availability of proxy materials card and following the instructions provided. Please have your Notice card available when you access the web page. Please provide your proxy instructions only once and as soon as possible so that your shares can be voted at the Annual Meeting.

You may also provide your proxy instructions by requesting the proxy materials physically and voting the included proxy card by filling it out and returning in the enclosed envelope. Alternatively, you can provide your proxy instructions by calling the number provided for this purpose indicated on the enclosed proxy card or on the Notice and Access Card and following the instructions provided. Please have your Notice and Access Card available when you call.

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Q:	Can I vote my shares by filling out and returning the Notice and Access Card?
A:	No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.

Q:	What vote is required to approve each Proposal?

A:	The following votes are required to approve the Proposals:

	•	A plurality vote of the holders of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting, a quorum being present, is required for the Election of Directors Proposal.

	•	The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of the Auditor Ratification Proposal.

	•	The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of the Potential Future Offerings Proposal.

	•	The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of the Say-on-Pay Proposal.

	•	The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of any Additional Proposals, if so brought forth.

Q:	Will any other business be presented for action by stockholders at the Annual Meeting?
A:	Management knows of no business that will be presented at the Annual Meeting other than the Proposals. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Company’s Board of Directors recommend that the Company’s stockholders vote with respect to the Proposals?

A:	The Company’s Board of Directors, which we refer to as the “Board,” recommends that the Company’s stockholders vote:

	•	“FOR” the Election of Directors Proposal;

	•	“FOR” the Auditor Ratification Proposal;

	•	“FOR” the Potential Future Offerings Proposal; and

	•	“FOR” the Non-Binding Say-on-Pay Proposal.

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Q:	Where can I find the voting results of the Annual Meeting?
A:	The Company intends to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Annual Meeting. All reports the Company files with the SEC are publicly available when filed.

Q:	What happens if I do not return a proxy card or otherwise provide proxy instructions?
A:

If you do not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Annual Meeting, your shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Annual Meeting.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting and all of your shares will be voted “FOR” the Proposals. However, if you submit a proxy card or provide proxy instructions by telephone or over the Internet and affirmatively elect to abstain from voting, your proxy will only be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting.

Q:	If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?
A:

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

If you hold shares through an account with a broker, bank or other nominee, and you fail to provide voting instructions to your broker, bank or other nominee either using your voting instruction card or by telephone or over the Internet, in accordance with the instructions provided, then your shares will not be voted with respect to any of the Proposals being considered at the Annual Meeting. Therefore, if you hold shares through a broker, bank or other nominee it is important that you provide your broker, bank or other nominee with your voting instructions.

Q:	What is an abstention?
A:	An abstention is a stockholder’s affirmative decision to decline voting on a proposal. Pursuant to Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Unless applicable law dictates otherwise, our Bylaws provide that an action by our stockholders is approved by a majority of votes cast (other than the election of directors) by the holders of shares entitled to vote in favor of such action. Therefore, any votes to abstain will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. A vote marked as “ABSTAIN” for the remaining Proposals is not considered a vote cast and will therefore not affect the outcome of Proposals 2, 3, or 4.

Q:	May I vote in person?
A:

If you hold shares of Common Stock that are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, the “stockholder of record,” and the Notice and Access Card is being sent directly to you. If you are the stockholder of record, you may attend the Annual Meeting and vote your shares in person.

If your shares of Common Stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares giving you the right to vote the shares in person at the Annual Meeting.

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Q:	May I revoke or change my vote after I have provided proxy instructions?
A:	Yes. You may revoke or change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of three ways. First, you can send a written notice to the Company stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either by telephone or over the Internet, as and if applicable. Third, you can attend the Annual Meeting and vote in person as described above. Please note that simply attending the Annual Meeting will not automatically revoke your proxy; you must vote during the Annual Meeting to override your prior instructions. If you have instructed a broker or other nominee to vote your shares, you must follow directions received from your broker or other nominee to change those instructions.

Q:	What constitutes a quorum?
A:

Stockholders who hold a majority of the shares of Common Stock outstanding as of the close of business on the Record Date for the Annual Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Annual Meeting.

Once a quorum is present, such quorum is not broken by the subsequent withdrawal of any stockholder. If there is no quorum, the holders of a majority of shares present at the meeting in person or by proxy may adjourn the meeting to a different date.

Q:	Who is paying for this proxy solicitation?
A:	The Company will pay for the cost and expense of preparing, filing, assembling, and distribution of this Proxy Statement, and any amendments thereto, the Notice and Access Card and any additional information furnished to the Company’s stockholders. The Company may also choose to reimburse brokers, custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including the costs of reimbursing brokers, custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of the Company by mail, telephone, fax or other methods of communication.

Q:	Whom should I contact if I have any questions about the Proposals or the Annual Meeting?
A:	Stockholders may contact our Secretary, Dr. Desheng Wang, Focus Universal Inc., (626) 272-3883 at 901 Corporate Center Drive, Suite 404, Monterey Park, California 91754.

Q:	What information is available on the Internet?
A:

A copy of this Proxy Statement and our annual report on Form 10-K, as amended, for the fiscal year ended December 31, 2025, are available for download online free of charge at https://westcoaststocktransfer.com/fcuv-proxy/.

Our website address is www.focusuniversal.com. We use our website as a channel of distribution for important Company information. Important information, including press releases, analyst presentations and financial information regarding us is routinely posted and accessible on the Investors subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investors subpage of our website.

In addition, we make available on the Investors subpage of our website (under the link “SEC Filings”) free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, ownership reports on Forms 3 and 4 and any amendments to those reports, as soon as practicable after we electronically file such reports with the SEC. Further, copies of the charters for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of our Board of Directors are also available on the Investors subpage of our website under the link “Governance”.

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THE ANNUAL MEETING

General

The Company is furnishing this Proxy Statement to its stockholders in connection with the solicitation of proxies by the Board for use at the Annual Meeting of the Company’s stockholders with respect to the Election of Directors Proposal, Auditor Ratification Proposal, Potential Future Offerings Proposal, Issuance Proposal, and Say-on-Pay Proposal.

Date, Time, and Place

The Annual Meeting will be held on Friday, June 19, 2026, at 2:00 p.m., local time, at 901 Corporate Center Drive, Suite 404, Monterey Park, California 91754.

Purpose of the Annual Meeting

At the Annual Meeting, and any adjournments or postponements thereof, the Company’s stockholders will be asked to:

•	elect five (5) members to the Board to serve until the 2027 Annual Meeting of Stockholders;
•	ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
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approve, subject to the sole discretion of the Board of Directors, the issuance of up to $250,000,000 of securities in one or more non-public offerings on the terms and conditions described herein; and

•	approve, on a non-binding advisory basis, the compensation of our named executive officers.

THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE OF GREAT IMPORTANCE TO THE COMPANY’S STOCKHOLDERS. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT.

Recommendation of the Board

The Board, by a unanimous vote, recommends that the stockholders of the Company vote:

•	“FOR” the “Election of Directors Proposal,” which is electing the five (5) nominees as members to the Board to serve until the 2027 Annual Meeting of Stockholders;
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“FOR” the “Auditor Ratification Proposal,” which is a proposal to ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

•	“FOR” the “Potential Future Offerings Proposal,” which is a proposal to approve an issuance of up to $250 million of securities in one or more non-public offerings; and
•	“FOR” the “Say-on-Pay Proposal,” which is a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

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Record Date; Shares Entitled to Vote

The Board has fixed April 21, 2026, as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend, and vote at the Annual Meeting. A stockholder whose shares are held of record by a broker, bank or other nominee as of the Record Date, should check the voting instruction card forwarded by the stockholder’s broker, bank or other nominee in order to obtain directions on how to vote the stockholder’s shares, and such a stockholder must obtain a proxy issued in such stockholder’s name from that record holder in order to attend and vote at the Annual Meeting.

At the close of business on the Record Date, the Company had outstanding and entitled to vote 1,618,612 shares of Common Stock.

Holders of Common Stock are entitled to vote on all of the Proposals at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter properly brought before the Annual Meeting, exercisable in person or by proxy. For each matter scheduled for a vote at the Annual Meeting, you may vote “For” or “Against” or you may “Abstain” from voting.

Quorum

To conduct the business described above at the Annual Meeting, the Company must have a quorum present. Stockholders who hold a majority of Common Stock outstanding as of the close of business on the Record Date for the Annual Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Annual Meeting.

Once a quorum is present, such quorum is not broken by the subsequent withdrawal of any stockholder. If there is no quorum, the holders of a majority of shares present at the meeting in person or by proxy may adjourn the meeting to a different date.

Required Vote

The Proposals being submitted for approval by the Company’s stockholders at the Annual Meeting will be approved or rejected on the basis of certain specific voting thresholds. In particular:

•	Election of Directors Proposal: The election of the Board’s nominees to the Board at the 2026 Annual Meeting is expected to be an uncontested election. Our Bylaws (the “Bylaws”) require that directors be elected by a plurality of the votes cast at any meeting of stockholders. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board. Stockholders are not permitted to vote against a candidate. For purposes of determining whether a quorum is present, votes cast include votes to “withhold” and exclude abstentions with respect to that director’s election. Abstentions and broker non-votes will have no impact on this Proposal.

•	Auditor Ratification Proposal: This proposal will be ratified if votes cast represent a majority of the shares entitled to vote and represented at the meeting in person or by proxy vote in favor of the proposal. Therefore, abstentions and broker non-votes will have no impact on this Proposal.

•	Potential Future Offerings Proposal: This proposal will be approved if votes cast represent a majority of the shares entitled to vote and represented at the meeting in person or by proxy vote in favor of the proposal. Therefore, abstentions and broker non-votes will have no impact on this Proposal.

•	Say-on-Pay Proposal: The vote on this proposal is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board or create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from our stockholders and will consider the outcome of the vote when making future executive compensation decisions.

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Counting of Votes; Treatment of Abstentions and Incomplete Proxies; Broker Non-Votes

Stockholder of Record: Shares Registered in Your Name

The transfer agent for the Common Stock is VStock Transfer, LLC. If, as of the Record Date, your shares of Common Stock were registered directly in your name with the transfer agent, then you are a stockholder of record.

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy by telephone, vote by proxy over the Internet, or vote by completing and returning the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote by proxy to ensure that your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

Stockholders of record at the close of business on April 21, 2026, the Record Date for the Annual Meeting, may vote as follows:

•	in person by coming to the Annual Meeting and completing a ballot that you will receive when you arrive; or

•	through the Internet by visiting a website established for that purpose at https://westcoaststocktransfer.com/fcuv-proxy/ and following the instructions; or

•	by telephone by calling 1-619-664-4780 in the United States, Puerto Rico or Canada.

To vote via telephone or Internet, please have your Notice and Access Card in front of you. Upon entering either, the phone number or the Internet website address, you will be instructed on how to proceed.

If a stockholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Annual Meeting, such stockholder’s shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Annual Meeting, and will have no effect in the outcome of the Proposals.

If a stockholder signs, dates and mails a proxy card without indicating how such stockholder wishes to vote, such proxy card will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting and all of such stockholder’s shares will be voted “FOR” each Proposal. However, if a stockholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, such proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting and the abstention will have no effect in the outcome of the Proposals.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If, on the Record Date, your shares of Common Stock were held in an account at a broker, bank or other nominee, rather than in your name, then you are the beneficial owner of shares of Common Stock held in “street name” and a voting instruction card is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. Since you are not the stockholder of record, you may not vote your shares of Common Stock in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Simply follow the voting instructions in the voting instruction card to ensure your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

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If you do not give instructions to your broker, your broker can vote your shares of Common Stock with respect to “discretionary” items, but not with respect to “non-discretionary” items. Non-discretionary matters include director elections and other matters like those involving a matter that may substantially affect the rights or privileges of stockholders, such as mergers, acquisitions, share issuances or stockholder proposals. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

If you do not instruct your broker or other nominee on how to vote your shares, then your broker or other nominee may vote your shares of Common Stock on the Proposals.

Counting Votes

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” “Against,” “Abstain” and broker non-votes.

Revoking Your Proxy

If you wish to change your vote with respect to any Proposal, you may do so by revoking your proxy at any time prior to the commencement of voting with respect to that Proposal at the Annual Meeting.

If you are the record holder of your shares, you can revoke your proxy by:

•	sending a written notice stating that you would like to revoke your proxy to Dr. Desheng Wang, Secretary of the Company, at 901 Corporate Center Drive, Suite 404, Monterey Park, California 91754;

•	submitting new proxy instructions with a later date either on a new proxy card, by telephone or over the Internet, as and if applicable; or

•	attending the Annual Meeting and voting in person (but note that your attendance alone will not revoke your proxy).

If you are a stockholder of record, revocation of your proxy or voting instructions by written notice must be received by 11:59 p.m., Pacific Time, on June 18, 2026, although you may also revoke your proxy by attending the Annual Meeting and voting in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Your most current proxy card or telephone or Internet proxy is the one that will be counted. If your shares are held in street name by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.

Solicitation of Proxies

The Company will pay for the cost and expense of preparing, filing, assembling, printing and mailing this Proxy Statement, any amendments thereto, the proxy card and any additional information furnished to the Company’s stockholders. The Company may also choose to reimburse brokerage houses and other custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including the costs of reimbursing brokerage houses and other custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of the Company by mail, telephone, email, fax or other methods of communication.

Attending the Annual Meeting

Attendance at the Annual Meeting is limited to stockholders of the Company as of the Record Date. For safety and security reasons, video and audio recording devices and other electronic devices will not be allowed in the meeting. If your shares are held in the name of your bank, brokerage firm or other nominee, you must bring to the Annual Meeting a copy of your proxy card, an account statement, or a letter from the nominee indicating that you beneficially owned the shares as of the Record Date for voting. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting.

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For registered stockholders, a copy of your proxy card can serve as verification of stock ownership. Stockholders who do not present a copy of their proxy card at the Annual Meeting will be admitted only upon verification of stock ownership, as indicated herein. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting. In addition, all Annual Meeting attendees will be asked to present valid government-issued photo identification, such as a driver’s license or passport, as proof of identification before entering the Annual Meeting, and attendees may be subject to security inspections.

Dissenters’ Rights

Under Nevada law, holders of the Common Stock will not be entitled to appraisal, dissenters’ or similar rights in connection with any of the Proposals to be considered at the Annual Meeting.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The nominees listed below have been selected by the Nominating and Corporate Governance Committee of the Board which is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a Board with experience and expertise in all aspects of corporate governance.

The nominees all are currently members of the Board. If elected, each nominee will serve until the annual meeting of stockholders to be held in 2027 (or action by written consent of stockholders in lieu thereof), or until his or her successor has been duly elected and qualified.

Composition of Board of Directors

Our Bylaws provide that the Board shall consist of not less than one (1) and not more than nine (9) directors. The Board currently consists of five (5) members. The Board has fixed the size of the Board to be elected in 2026 at five (5) members.

In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Board’s Nominating and Corporate Governance Committee would identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director. With respect to the nominees for election in 2026, the Nominating and Corporate Governance Committee recommended that the Board nominate for election by the stockholders the individuals named in this Proposal One.

Nominees for Election as Directors

The Nominating Committee has recommended, and the Board has nominated, Dr. Desheng Wang, Irving Kau, Michael Pope, Carine Clark, and Sean Warren as nominees for election as members of our Board at the Annual Meeting for a period of one (1) year or until such director’s respective successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the Annual Meeting, five (5) directors will be elected to the Board. The following table sets for the nominees for directors on the Board. Certain biographical information about the nominees as of the Record Date below.

Name	Position with the Company	Age	Director Since
Dr. Desheng Wang	Chief Executive Officer, Secretary, and Director	61	December 29, 2014
Irving Kau	Chief Financial Officer and Director	51	March 27, 2026
Michael Pope	Independent Director and Chairman(1)(2)(3)(4)	45	June 8, 2018
Carine Clark	Independent Director(1)(2)(3)(5)	62	June 8, 2018
Sean Warren	Independent Director(1)(2)(3)(6)	54	August 10, 2022

_____________

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.
(4)	Chairperson of Audit Committee.
(5)	Chairperson of Compensation Committee.
(6)	Chairperson of Nominating and Corporate Governance Committee.

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Vote Required and Recommendation of the Board

Directors are elected by a plurality of the votes cast at the Annual Meeting. If a quorum is present, the nominees receiving the highest number of “FOR” votes will be elected to the Board. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above. Only votes “FOR” will affect the outcome. Abstentions and broker non-votes will have no effect on the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF DR. DESHENG WANG, IRVING KAU, MICHAEL POPE, CARINE CLARK, AND SEAN WARREN TO THE BOARD OF DIRECTORS.

Biographical Information Regarding Directors and Nominees

Dr. Desheng Wang was appointed as Chief Executive Officer, Secretary, and has been a director of the Company since December 29, 2014. Dr. Wang has over 20 years of professional experience in mobile technology. Dr. Wang earned his bachelor’s degree from Hebei Normal University, Physics Department in 1985. In 1988, Dr. Wang earned his master’s degree from Dalian Institute of Chemical Physics at the Chinese Academy of Science. Dr. Wang earned his Ph.D. in Chemistry at Emory University in 1994. Dr. Wang served as a senior research fellow at California Institute of Technology from 1994-2011. Over the last five years, Dr. Wang has served as president of Vitashower Corporation and, formerly, as President of Perfecular Inc.

Irving Kau was appointed as Chief Financial Officer on November 18, 2022, prior to that he served as Focus Universal’s Vice President of Finance and Head of Investor Relations since November 10, 2021. On March 27, 2026, Mr. Kau was appointed as a director. Prior to joining the Company, Mr. Kau served as a Managing Partner of both Elementz Ventures and KW Capital Partners, and during his tenure he successfully invested and grew companies across various geographies. The Company expects that as CFO, Mr. Kau will assist with many matters in the near future, including building up the Company’s internal businesses, processes and controls, the Company’s external outreach and growth measures, as well as strengthen the Company’s financial reporting and the investor relations. Prior to his work at Elementz Ventures and KW Capital Partners, Mr. Kau served as the head of Asia at GHS (now known as Seaport Global). Mr. Kau also previously served for approximately 10 years as Chief Financial Officer of an AgBiotech company Origin Agritech Limited (Nasdaq: SEED). During his tenure, stockholders included Wellington Management, Fidelity Investments, Citadel Investments, Heartland Fund, Mitsubishi UFJ, amongst others. Mr. Kau received undergraduate degrees from Johns Hopkins University and a graduate degree from Rice University and pursued a PhD degree in Business Strategy (economics) at USC.

Michael Pope was appointed as an independent director of the Company on June 8, 2018 and was appointed as Chairman of the Board of Directors on March 27, 2026. In addition, Mr. Pope currently serves as Managing Director of Yalecrest Partners, a private equity and advisory firm, a position he has held since January 2024. He served as Chairman and Chief Executive Officer of Boxlight Corporation (Nasdaq: BOXL) from March 2020 to January 2024, as President from July 2015 to November 2020, and as a director since September 2014. In January 2024, Mr. Pope stepped down as Chairman and Chief Executive Officer and continued to serve as a non-executive member of the Board. In September 2025, he was re-elected as Chairman of the Board. During his tenure, Mr. Pope led Boxlight through eleven acquisitions between 2016 and 2021, its Nasdaq initial public offering in November 2017, and more than $200 million in debt and equity financings. Mr. Pope served as Managing Director at Vert Capital, a Los Angeles-based merchant bank, from October 2011 to October 2016, where he managed portfolio holdings in the education, consumer products, technology, and digital media sectors. Prior to joining Vert Capital, from May 2008 to October 2011, Mr. Pope served as Chief Financial Officer and Chief Operating Officer for the Taylor Family in Salt Lake City, where he managed family investment holdings in consumer products, professional services, real estate, and education. Earlier in his career, Mr. Pope served as Senior SEC Reporting Accountant at Omniture (formerly listed on Nasdaq and acquired by Adobe (Nasdaq: ADBE) in 2009) and as an Assurance Associate at Grant Thornton. Mr. Pope holds an active CPA license and earned his undergraduate and graduate degrees in accounting from Brigham Young University.

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Carine Clark was appointed as an independent director of the Company on June 8, 2018. Ms. Clark has served as president and CEO of four high-growth tech companies. In March 2019, Ms. Clark was appointed to the board of directors of Domo, Inc. (NASDAQGM: DOMO) and is currently serving as a member of Domo’s compensation committee. Since 2017 she has served as an Executive Board Member of the Utah Governor’s Office of Economic Development and Silicon Slopes, a non-profit helping Utah’s tech community thrive. Prior to that, Ms. Clark served from January 2015 to December 2016 as the President and CEO of MartizCX. From December 2012 to December 2016, Ms. Clark served as the President and CEO of Allegiance, Inc. She has built a reputation as a data-driven marketing executive working at Novell for 14 years, Altiris for five years, and Symantec for more than 10 years. She has received numerous awards including the EY Entrepreneur of The Year® Award in the Utah Region and Utah Business Magazine’s CEO of the Year. Ms. Clark earned a bachelor’s degree in organizational communications and an MBA from Brigham Young University.

Sean Warren was appointed as an independent director of the Company on August 10, 2022. Mr. Warren is a seasoned executive with over 25 years of experience in technology and enterprise technology systems. He brings a wealth of expertise with strengths in areas such as software development, cloud management, enterprise infrastructure development and full spectrum of IT compliance. Mr. Warren has been the CIO of Mountain Medical, Veyo Medical and VP of IT at Larry Miller. He has worked for technology companies such as Omniture, Adobe and served as the director of cloud operations at Domo from 2016 to 2018. From 2019-2021, Mr. Warren served as the VP of OPSA Change Advisory at Wells Fargo, and since 2021 to the present works as the VP of Global Platform Services at Cotiviti where he manages over 1,000 employees globally in four countries. Mr. Warren is fluent in Spanish and graduated from Florida State University in accounting. Mr. Warren previously served on our Board from June 8, 2018 to November 28, 2018.

Other Executive Officers of the Company

There are no executive officers of the Company that are not also directors.

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CORPORATE GOVERNANCE

Board of Directors

Our Board currently consists of five (5) members. Our Chairperson of the Board is Micheal Pope. Irving Kau and Dr. Desheng Wang are the two (2) members of our Board who are not independent directors. Michael Pope, Sean Warren, and Carine Clark are the three (3) members of our Board who are independent directors.

Director Attendance at Meetings

Our Board conducts its business through meetings, both in person and telephonic, and by actions taken by written consent in lieu of meetings. During the year ended December 31, 2025, our Board held four (4) meetings. All directors attended at least 75% of the meetings of our Board and of the committees of our Board on which they served during 2025.

Our Board encourages all directors to attend our annual meetings of stockholders unless it is not reasonably practicable for a director to do so.

Committees of our Board of Directors

Our Board has established and delegated certain responsibilities to its standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Our corporate website, www.focusuniversal.com, contains the charters for our Audit, Compensation, and Nominating and Corporate Governance Committees, and certain other corporate governance documents and policies. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to the Corporate Secretary, Focus Universal Inc. The information available at www.focusuniversal.com is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated by reference into this or any other filing we make with the SEC.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our external auditors, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with our independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by our independent registered public accounting firm and reviewing any transactions between our Company and related parties. Our independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.

The Audit Committee operates under a written charter. The Audit Committee is required to be composed of directors who are independent under the rules of the SEC and the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”).

The current members of the Audit Committee are directors Mr. Michael Pope, the Chairperson of the Audit Committee, Ms. Carine Clark, and Mr. Sean Warren, all of whom have been determined by the Board to be independent under the Nasdaq listing standards and rules adopted by the SEC applicable to audit committee members. The Board has determined that Mr. Michael Pope qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes-Oxley Act. The Audit Committee met four (4) times during 2025.

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Compensation Committee

The primary duties and responsibilities of our standing Compensation Committee are to review, modify and approve the overall compensation policies for the Company, including the compensation of the Company’s Chief Executive Officer and other senior management; establish and assess the adequacy of director compensation; and approve the adoption, amendment and termination of the Company’s stock option plans, pension and profit-sharing plans, bonus plans and similar programs. The Compensation Committee may delegate to one or more officers the authority to make grants of options and restricted stock to eligible individuals other than officers and directors, subject to certain limitations. Additionally, the Compensation Committee has the authority to form subcommittees and to delegate authority to any such subcommittee. The Compensation Committee also has the authority, in its sole discretion, to select, retain and obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. Moreover, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense.

The Compensation Committee operates under a written charter. All members of the Compensation Committee must satisfy the independence requirements of Nasdaq applicable to compensation committee members.

The Compensation Committee currently consists of directors Ms. Carine Clark, Mr. Sean Warren, and Mr. Michael Pope. Ms. Carine Clark is the Chairperson of the Compensation Committee. Each of the Compensation Committee members has been determined by the Board to be independent under Nasdaq listing standards applicable to compensation committee members. The Compensation Committee met four (4) times during 2025.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies, reviews and evaluates candidates to serve on the Board; reviews and assesses the performance of the Board and the committees of the Board; and assesses the independence of our directors. The Nominating and Corporate Governance Committee is also responsible for reviewing the composition of the Board’s committees and making recommendations to the entire Board regarding the chairpersonship and membership of each committee. In addition, the Nominating and Corporate Governance Committee is responsible for developing corporate governance principles and periodically reviewing and assessing such principles, as well as periodically reviewing the Company’s policy statements to determine their adherence to the Company’s Code of Business Conduct and Ethics.

The Nominating and Corporate Governance Committee has adopted a charter that identifies the procedures whereby Board candidates are identified primarily through suggestions made by directors, management and stockholders of the Company. We have implemented no material changes in the past year to the procedures by which stockholders may recommend nominees for the Board. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders that are submitted in writing to the Company’s Corporate Secretary in a timely manner and which provide necessary biographical and business experience information regarding the nominee. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria considered by the Nominating and Corporate Governance Committee, based on whether or not the candidate was recommended by a stockholder. The Board does not prescribe any minimum qualifications for director candidates, and all candidates for director will be evaluated based on their qualifications, diversity, age, skill and such other factors as deemed appropriate by the Nominating and Corporate Governance Committee given the current needs of the Board, the committees of the Board and the Company. Although the Nominating and Corporate Governance Committee does not have a specific policy on diversity, it considers the criteria noted above in selecting nominees for directors, including members from diverse backgrounds who combine a broad spectrum of experience and expertise. Absent other factors which may be material to its evaluation of a candidate, the Nominating and Corporate Governance Committee expects to recommend to the Board for selection incumbent directors who express an interest in continuing to serve on the Board. Following its evaluation of a proposed director’s candidacy, the Nominating and Corporate Governance Committee will make a recommendation as to whether the Board should nominate the proposed director candidate for election by the stockholders of the Company.

The Nominating and Corporate Governance Committee operates under a written charter. No member of the Nominating and Corporate Governance Committee may be an employee of the Company, and each member must satisfy the independence requirements of Nasdaq and the SEC.

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The Nominating and Corporate Governance Committee currently consists of directors Mr. Sean Warren, who is the Chairperson of the committee, Mr. Michael Pope and Ms. Carine Clark. Each of the members of the Nominating and Corporate Governance Committee has been determined by the Board to be independent under Nasdaq listing standards. The Nominating and Corporate Governance Committee met four (4) times in 2025.

Communications with our Board of Directors

In order to provide the Company’s security holders and other interested parties with a direct and open line of communication to the Board, the Board has adopted the following procedures for communications to directors. The Company’s security holders and other interested persons may communicate with the Chairperson of the Company’s Audit Committee or with the non-management directors of the Company as a group by mailing a letter addressed to the Corporate Secretary, Dr. Desheng Wang, to Focus Universal Inc., 901 Corporate Center Drive, Suite 404, Monterey Park, California 91754.

All communications received in accordance with these procedures will be reviewed initially by the Company’s Secretary and/or other executive officers. The Company will relay all such communications to the appropriate director or directors unless the Secretary determines that the communication:

•	does not relate to the business or affairs of the Company or the functioning or constitution of the Board or any of its committees;

•	relates to routine or insignificant matters that do not warrant the attention of the Board;

•	is an advertisement or other commercial solicitation or communication;

•	is frivolous or offensive; or

•	is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees, and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

The Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one (1) year. The Nominating and Corporate Governance Committee of the Board will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

Oversight of Risk Management

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board assesses major risks facing our Company and options for their mitigation in order to promote our stockholders’ interests, the long-term health of our Company and our overall success and financial strength. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our full Board in the risk oversight process allows our Board to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for our Company. Our Board regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, risk management, insurance, pending and threatened litigation and significant commercial disputes.

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While our Board is ultimately responsible for risk oversight, various committees of our Board oversee risk management in their respective areas and regularly report on their activities to our entire Board. In particular, the Audit Committee has the primary responsibility for the oversight of financial risks facing our Company. The Audit Committee’s charter provides that it will discuss our major financial risk exposures and the steps we have taken to monitor and control such exposures. Our Board has also delegated primary responsibility for the oversight of all executive compensation and our employee benefit programs to the Compensation Committee. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board’s leadership structure provides appropriate checks and balances against undue risk taking.

Code of Business Conduct and Ethics

Our Board has adopted a code of ethical conduct that applies to our principal executive officer, principal financial officer and senior financial management. This code of ethical conduct is embodied within our Code of Business Conduct and Ethics, which applies to all persons associated with our Company, including our directors, officers and employees (including our principal executive officer, principal financial officer, and controller). In order to satisfy our disclosure requirements under Item 5.05 of Form 8-K, we will disclose amendments to, or waivers of, certain provisions of our Code of Business Conduct and Ethics relating to our chief executive officer, chief financial officer, chief accounting officer, controller or persons performing similar functions on our corporate website, www.focusuniversal.com, promptly following the adoption of any such amendment or waiver. The Code of Business Conduct and Ethics provides that any waivers of, or changes to, the code that apply to the Company’s executive officers or directors may be made only by the Audit Committee. In addition, the Code of Business Conduct and Ethics includes updated procedures for non-executive officer employees to seek waivers of the code.

Insider Trading Policy

The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all personnel of the Company and its subsidiaries, including directors, officers and employees and other covered persons. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities.

Anti-Hedging Policy

The Company does not have a policy explicitly prohibiting hedging transactions.

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, directors, employees or its affiliates, or any of their respective designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Director Independence

Our Company is governed by our Board. Currently, each member of our Board, other than Dr. Desheng Wang and Irving Kau, is an independent director; and all standing committees of our Board are composed entirely of independent directors, in each case under Nasdaq’s independence definition applicable to boards of directors. For a director to be considered independent, our Board must determine that the director has no relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent. In determining the independence of members of the Compensation Committee, Nasdaq listing standards require our Board to consider certain factors, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by us to the director, and (2) whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries. Under our Compensation Committee Charter, members of the Compensation Committee also must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. For purposes of clarity, the independent members of the Board are Mr. Michael Pope, Ms. Carine Clark, and Mr. Sean Warren.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes the compensation of our Chief Executive Officer (“CEO”) and together with our other Named Executive Officers (“NEOs”). Our NEOs for 2025 were:

•	Dr. Desheng Wang, Chief Executive Officer and Secretary.

•	Irving Kau, Chief Financial Officer.

Compensation Program and Philosophy

The Compensation Committee administers the Company’s executive compensation program. The Compensation Committee has the authority to review and determine the salaries and bonuses of the executive officers of the Company, including the Chief Executive Officer and the other named executive officers, and to establish the overall compensation policies for the Company. The Compensation Committee also has the authority to make discretionary option grants to all of the Company’s employees under the Company’s equity incentive plans.

The Compensation Committee operates under a written charter. The duties and responsibilities of a member of the Compensation Committee are in addition to his or her duties as a member of the Board. The charter reflects these various responsibilities, and the Compensation Committee is charged with periodically reviewing the charter. The Compensation Committee’s membership is determined by the Board and is composed entirely of independent directors. In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others, including independent compensation consultants who do not advise the Company, to assist the Compensation Committee. The Compensation Committee currently consists of directors Ms. Carine Clark, Mr. Sean Warren, and Mr. Michael Pope. Ms. Carine Clark is the Chairperson of the Compensation Committee. Each of the Compensation Committee members has been determined by the Board to be independent under Nasdaq listing standards applicable to compensation committee members. The Compensation Committee met four (4) times during 2025.

The Compensation Committee believes that the compensation programs for the Company’s executive officers should reflect the Company’s performance, support the short- and long-term strategic goals and values of the Company, reward individual contribution to the Company’s success and align the interests of the Company’s executive officers with the interests of the Company’s stockholders. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals. To that end, it is the view of the Board that the total compensation program for executive officers should consist of all or most of the following components:

•	base salary;

•	bonus; and

•	equity-based compensation.

The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Company’s Chief Executive Officer and the Company’s other executive officers. Typically, our Chief Executive Officer makes compensation recommendations to the Committee with respect to the compensation of our officers, and the Committee may accept or adjust such recommendations in its discretion.

The total compensation packages for executive officers are determined initially by evaluating the responsibilities of the position, the experience of the individual and the competition in the marketplace for management talent and also may include comparison with companies confronting problems of the magnitude and complexity faced by the Company.

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Compensation of our executive officers is intended to be competitive with the overall marketplace, commensurate with the qualifications and experience of the named executive officer. The Company’s compensation structure is intended to provide the necessary incentive to retain and motivate qualified personnel. Individuals are encouraged to add value and provide benefit in all aspects of the Company’s operations currently and in the future.

Total compensation packages and adjustments thereto are evaluated on a number of factors, both internal and external in nature. The most important factors are the executive’s performance and contribution to the Company, followed by the performance of the Company, any increased responsibilities assumed by the executive and the competition in the marketplace for similarly experienced executives.

The compensation packages of the named executive officers are reviewed on an annual basis and may also be adjusted from time to time based on changes in responsibilities or as a result of other external and economic factors.

We offer health, dental and vision insurance to all of our employees, including the NEOs.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to the Company’s executive officers for the 2025 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance-based compensation to be paid to the Company’s executive officers for the 2025 fiscal year will exceed that limit. Because it is unlikely that the cash non-performance-based compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance-based compensation of any executive officer ever approach the $1 million level.

Compensation of Officers

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during fiscal years 2025 and 2024 awarded to, earned by or paid to our “named executive officers.”

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value & Non-qualified Deferred Compensation Earnings	All Other Compensation	Totals
Position	Year	($)*	($)	($)	($)	(S)	($)	($)	($)
Desheng Wang	2025	120,000	0	0	6,854	21,020	0	0	147,874
CEO, Secretary and Director	2024	120,000	0	0	29,595	21,020	0	0	170,615

Irving Kau	2025	200,000	0	0	0	4,560	0	0	204,560
Chief Financial Officer	2024	200,000	0	0	0	4,741	0	0	204,741

Employment Agreements

Dr. Desheng Wang entered into an employment agreement with the Company whereby the Company agreed to pay Dr. Wang a salary of $120,000 per year, payable monthly, for his services as Chief Executive Officer, effective as of November 1, 2018.

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Irving Kau was appointed as the Company’s Chief Financial Officer on November 18, 2022. Mr. Kau has executed an employment agreement with the Company, dated November 3, 2021, for the provision of services as VP of Finance. Mr. Kau’s employment agreement included a salary of $120,000 per annum and certain equity incentives. Mr. Kau would receive up to 150 shares of the Company’s Common Stock per year, vesting in four (4) installments of 38 shares at the end of each calendar quarter, provided that certain metrics are achieved.

We have not provided any other named executive officers with perquisites or other personal benefits.

As of the date of this Proxy Statement, no other officer or director has formally entered into any compensation arrangement for services provided under consulting agreements or employment agreements. We offer health, dental and vision insurance to all of our employees, including the named executive officers.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.

Directors’ Compensation

The persons who served as affiliated members of our Board, including executive officers, did not receive any compensation for services as directors in 2024 or 2025. As of the date of this Proxy Statement, no director has formally entered into any compensation arrangement for services provided under consulting agreements or employment agreements.

As of the date of this Proxy Statement, all directors have been issued 225 options per person pursuant to our 2018 Stock Option Plan and such options will vest over a period of one year. In 2025 and 2024, all independent directors were paid $40,000 cash.

Option Exercises and Stock Vested

On December 17, 2018, the Company adopted the 2018 Stock Option Plan whereby the Company reserved for issuance 10,000 shares of Common Stock and agreed that such shares shall, when issued and paid for in accordance with the provisions of the 2018 Stock Option Plan, constitute validly issued, fully paid and non-assessable shares of Common Stock.

Policies and Practices Related to the Grant of Equity Awards

The Company does not schedule the grant of stock options or other equity awards in anticipation of the release of material nonpublic information, nor does the Company time the release of material nonpublic information based on the timing of grants of stock options or other equity awards. We generally grant equity awards on fixed dates determined in advance, although there may be occasions when grants are made on other dates, such as new hires or other special circumstances. The timing of equity award grants to our executive officers is not coordinated in a manner that intentionally benefits our executive officers. Our Compensation Committee approves all equity award grants to our Named Executive Officers on or before the grant date. However, we currently do not grant equity awards to our Named Executive Officers each fiscal year. On a limited occasion, the Compensation Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. While our Compensation Committee has discretionary authority to approve equity awards granted to our Named Executive Officers outside of the cycle described above, the committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information and we do not, in any event, time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our Named Executive Officers.

The Board and Compensation Committee generally have approved equity grants (including stock options) to our directors at their meetings in or around December of each fiscal year for the next fiscal year. The equity awards usually are granted on the first trading day of the new fiscal year. The dates for those Board and Committee meetings generally are set a year in advance and on a fairly consistent cadence year over year.

Pension Benefits and Nonqualified Deferred Compensation

The Company does not maintain any qualified retirement plans or non-nonqualified deferred compensation plans for its employees or directors.

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Executive Officer and Director Outstanding Equity Awards at Fiscal Year-End

The following table provides certain information concerning any Common Stock purchase options, stock awards or equity incentive plan awards held by each of our named executive officers and directors that were outstanding as of December 31, 2025.

Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not
Name	Exercisable	Un-exercisable	Options (#)	($)	Date	(#)	Vested	Vested	Vested
Edward Lee(1)	450	–	–	380.00	August 6, 2029	–	–	–	–
	225	–	–	200.00	December 10, 2030	–	–	–	–
	225	–	–	591.00	December 30, 2031	–	–	–	–
	225	–	–	427.00	December 30, 2032	–	–	–	–
	225	–	–	149.00	December 31, 2033	–	–	–	–
	225	–	–	47.50	December 31, 2034	–	–	–	–
	225	–	–	34.50	December 31, 2035	–	–	–	–
Desheng Wang - CEO, Secretary	450	–	–	380.00	August 6, 2029	–	–	–	–
	225	–	–	200.00	December 10, 2030	–	–	–	–
	225	–	–	591.00	December 30, 2031	–	–	–	–
	225	–	–	427.00	December 30, 2032	–	–	–	–
	225	–	–	149.00	December 31, 2033	–	–	–	–
	225	–	–	47.50	December 31, 2034	–	–	–	–
	225	–	–	34.50	December 31, 2035	–	–	–	–
Irving Kau - CFO	–	–	–	–	–	–	–	–	–
Michael Pope - Chairman	94	–	–	591.00	December 30, 2031	–	–	–	–
	225	–	–	427.00	December 30, 2032	–	–	–	–
	225	–	–	149.00	December 31, 2033	–	–	–	–
	225	–	–	47.50	December 31, 2034	–	–	–	–
	225	–	–	34.50	December 31, 2035	–	–	–	–
Carine Clark	450	–	–	380.00	August 6, 2029	–	–	–	–
	225	–	–	200.00	December 10, 2030	–	–	–	–
	225	–	–	591.00	December 30, 2031	–	–	–	–
	225	–	–	427.00	December 30, 2032	–	–	–	–
	225	–	–	149.00	December 31, 2033	–	–	–	–
	225	–	–	47.50	December 31, 2034	–	–	–	–
	225			34.50	December 31, 2035
Sean Warren	225	–	–	427.00	December 30, 2032	–	–	–	–
	225	–	–	149.00	December 31, 2033	–	–	–	–
	225	–	–	47.50	December 31, 2034	–	–	–	–
	225	–	–	34.50	December 31, 2035	–	–	–	–

(1) Edward Lee, served as the Chairman of our Board of Directors since 2015 and until he passed away in February 2026.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of March 25, 2026: (i) by each of our directors, (ii) by each of the named executive officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of March 25, 2026 there were 1,025,135 shares of our Common Stock outstanding.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership %

Common	Desheng Wang, CEO, Secretary, and Director	229,180	22.4%

Common	Beneficiaries of Edward Lee’s Estate(2)	173,425	16.9%

Common	Michael Pope, Chairman and Director	1,226	*

Common	Irving Kau, CFO and Director	622	*

Common	Carine Clark, Director	1800	*

Common	Sean Warren, Director	900	*

Common	All directors and officers as a group(3)	234,048	22.8%

*Less than 1%

(1) Applicable percentage of ownership is based on 1,025,135 shares of common stock outstanding on March 25, 2026. Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of March 25, 2026, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of March 25, 2026, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our common stock is our only issued and outstanding class of securities eligible to vote.

(2) On February 26, 2026, Dr. Edward Lee, who was our Chairman and Director, passed away. He is survived by his wife, Jennifer Gu, and his children. The beneficiaries of Dr. Lee’s holdings will be determined at a later date by the execution of his will through the probate procedures and/or his trust instruments. We do not know at this time how or when this will be resolved.

(3) As of March 25, 2026, there were 234,048 shares of common stock outstanding owned or exercisable by our officers and directors.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are required to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us by our officers and directors, we believe that the Reporting Persons complied with all applicable Section 16(a) reporting requirements and that all required reports were filed in a timely manner during the fiscal year ended December 31, 2025, except as follows:

•	Irving Kau did not timely file an initial Form 3 upon appointment as our Chief Financial Officer on November 18, 2022. As a result, we do not believe any subsequent Section 16(a) reports or have been filed by Mr. Kau. Mr. Kau has committed to file all required Section 16(a) reports to regain compliance with his reporting obligations.

Pay versus Performance

We are providing the following information pursuant to Item 402(v) of Regulation S-K in order to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of company performance. The following table reports the compensation of our Principal Executive Officer (“PEO”) and the average compensation of the other Named Executive Officers (“Non-PEO”) as reported in the table below for the past three fiscal years, as well as their “Compensation Actually Paid.” Compensation Actually Paid (“CAP”) as reported in this section is calculated pursuant to recently adopted SEC rules, which require various adjustments be made to amounts that have been previously reported in the table in previous years, as the SEC’s valuations methods for this section differ from those required in the table below. The dollar amounts represented by CAP do not reflect the actual amount of compensation earned or received by the PEO or executive officers during the applicable year.

Pay Versus Performance Table

Year	SCT Total for PEO (1)(2)	Compensation Actually Paid to PEO(4)	Average SCT Total for non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on: Total Stockholder Return(5)	GAAP Net Income(6)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2025	$147,874	$120,000	$204,560	$200,000	$1.89	$(4,787,769)
2024	$170,615	$120,000	$204,741	$200,000	$8.19	$(3,200,138)
2023	$229,173	$122,308	$222,107	$203,532	$34.17	$(4,718,142)

(1)	Dr. Desheng Wang has served as our PEO since 2014. Following are the names and years of service of our non-PEO NEOs whose averaged CAP are reflected in the Pay Versus Performance Table: Irving Kau, Chief Financial Officer, 2023 – 2025.

(2)	The dollar amounts reported are the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Total (“SCT”).

(3)	The dollar amounts reported represent the average of the amounts reported for our Company’s non-PEO NEOs as a group in the “Total” columns of the SCT.

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(4)	Calculations of Compensation Actually Paid (“CAP”) are reported in compliance with recently adopted SEC rules which require certain adjustments be made to the SCT reported totals. CAP does not necessarily represent cash, pension benefits and/or equity value transferred to the PEO or non-PEO NEOs without restriction, but rather is a value calculated under the applicable SEC rules. In general, CAP is calculated as the SCT total compensation amount adjusted to include (i) the current and prior service cost of pension benefits reported in the SCT (rather than the actuarial present value of accumulated benefits under such plans) and (ii) the “fair value” of equity awards as of December 31st of the applicable year or, if earlier, the vesting date (rather than the grant date).

“Fair value” is, generally, an estimate of the value of the equity award at the end of the covered fiscal year (or upon vesting or forfeiture, if earlier), that compares that value to the value at the start of the covered fiscal year value, taking into account dividends (if any) and certain assumptions used by the Company that depend upon the type of equity award.

(5)	Cumulative Total Stockholder Return (“TSR”) for each fiscal year is measured over a period running from the last trading day before the covered fiscal year began, through and including the end of the covered fiscal year, calculated assuming reinvested dividends. The closing price at the measurement point is then converted into a $100 fixed investment in company stock.

(6)	The metric required is “net income or loss as required by Regulation S-X to be disclosed in the registrant’s audited GAAP financial statement,” and not net income attributable to the controlling interest.

Performance Measures

The Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that we use to determine the compensation of executives are designed to incentivize our executives to drive growth and long-term stockholder value. Below is an unranked list of the most important performance measures the Company used to link executive compensation and company performance for the most recently completed fiscal year:

•	On-time filing of the quarterly and year end financials, barring any unmitigated legal or audit delays, assessing accounting and financial policies to effectively manage financial reporting, settlement flows, reconciliation, treasury, investment and banking relationships, in addition to vendor and supplier relationships;

•	Increase of sales or accounts receivable over 20% on a quarter over quarter basis, due to efforts to build new lines of business (or building new lines of business, such as Lusher / One Touch Financial, related or unrelated, for investment and future growth) upon product completion or ongoing development of joint venture partnerships to further these sales and accounts receivable for the future;

•	Closure of merger(s), acquisition(s), joint venture(s), or partnership(s) either through standard business combination, asset purchase agreement, or other contractual terms when available;

•	Completion of capital raise agreement(s), as needed, including registered directs, equity issuances, PIPEs, ELOCs and convertibles, with associated parties including broker-dealers and investment funds; and

•	Average 90-day trading volume: Increase 15% over previous quarter, depending on market conditions.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Private Placement of Common Stock

On or about September 18, 2024, the Company completed the sale of 430,000 shares of Common Stock in a private placement to certain eligible investors for an aggregate purchase price of $1,290,000, or $3.00 per share. The Company and Dr. Desheng Wang, Chief Executive Officer, Secretary, and Director of the Company entered into a Subscription Agreement pursuant to which the Company agreed to issue and sell 100,000 shares of the Company’s Common Stock for $300,000 in cash. The Company and Dr. Edward Lee, Chairman of the Company’s Board of Directors at the time, entered into a subscription agreement pursuant to which the Company agreed to issue and sell 100,000 shares of the Company’s Common Stock for $300,000 in cash. The subscription agreements contain customary representations and warranties and were exempt from registration under Section 4(a)(2) of the Securities Act.

Private Placement of Series A Preferred Stock

On October 27, 2025, the Company completed the sale of 75,000 shares of Series A Preferred Stock in a private placement, 50,000 shares were sold to Dr. Edward Lee, the Chairman of the Company’s Board of Directors at the time, as the lead investor and the rest to another accredited investor for an aggregate purchase price of $3,000,000, or $40.00 per share (the “Series A Private Placement”). The subscription agreements contain customary representations and warranties and were exempt from registration under Section 4(a)(2) of the Securities Act.

On or about November 17, 2025, the Company received notice from the holders of Series A Preferred Stock, including Dr. Edward Lee, of their election to convert their shares of Series A Preferred Stock into Common Stock. As a result of the conversion of Series A Preferred Stock, the Company issued an aggregate of 82,500 shares of restricted Common Stock to the Series A Private Placement investors, including 55,000 shares of restricted Common Stock to Dr. Edward Lee. All of the Series A Preferred Stock has been converted, and there are currently no issued and outstanding shares of Series A Preferred Stock.

Loans with Related Persons

On September 7, 2023, the Company entered into a loan agreement with Golden Sunrise Investment LLC in the amount of $1,000,000. This loan is secured against the Company’s property, which serves as collateral, with a cost of $4.5 million pledged. At the time of entering the loan agreement, Golden Sunrise Investment LLC was owned by two of the Company’s stockholders who collectively owned approximately 19% of the Company’s outstanding shares. The loan has an annual interest rate of 12% and the principal amount has a due date of September 7, 2024. On March 5, 2024, the Company entered into an addendum to the loan agreement with Golden Sunrise Investment LLC, a related party, obtaining an additional secured loan amount of $300,000 at an annual interest rate of 12% which was due September 7, 2024. The principal of $1,300,000 and interest of $28,208 were paid off on July 3, 2024, from the proceeds of the sale of the building. As of December 31, 2024, principal and interest under this loan was $0. The interest expense amount was $77,208 for the year ended December 31, 2024.

On April 2, 2024, the Company entered into a two-year loan agreement with the Company’s Chief Executive Officer, Secretary, and Director, Dr. Desheng Wang for the amount of $300,000. The loan has an annual interest rate of 12% and the principal and interest amount have a due date of April 1, 2026, as consistent with the previous and separate loan agreement with Golden Sunrise Investment LLC. During the year 2024, the principal loan amount was increased to $801,000. The interest expense amount was $19,501 for the year ended December 31, 2024. The principal and interest were paid off on July 9, 2024. As of December 31, 2024, principal and interest under this loan was $0.

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REPORT OF THE COMPENSATION COMMITTEE

The information contained in this Report of the Compensation Committee shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

The Compensation Committee is comprised of directors Ms. Carine Clark, the Chairperson of the Compensation Committee, Mr. Michael Pope and Mr. Sean Warren, all of whom have been determined by the Board of Directors to be independent under the Nasdaq listing standards and rules adopted by the SEC applicable to compensation committee members. The Compensation Committee operates under a written charter, a copy of which is available on our corporate website, www.focusuniversal.com. The Compensation Committee met four (4) times during 2025.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and based on such review and discussions recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Focus Universal Inc.

Carine Clark (Chairperson)

Sean Warren

Michael Pope

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PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Weinberg & Company, P.A. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Based on the direction of the Audit Committee, the Board is proposing that the stockholders ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Your ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, does not preclude the Board from terminating its engagement of Weinberg & Company, P.A. and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. The Company has been advised by Weinberg & Company, P.A. that neither that firm nor any of its partners had any direct financial interest or any material indirect financial interest in the Company, or any of its subsidiaries, except as independent certified public accountants. No representative of Weinberg & Company, P.A. is expected to be present at the Annual Meeting.

Principal Accountant Fees and Services

The following table summarizes the fees billed by Weinberg & Company, P.A., our independent registered public accounting firm, for the fiscal years ended December 31, 2025 and 2024.

	Year ended December 31, 2025		Year ended December 31, 2024

Audit fees		$218,612		$169,595
Audit – related fees	$	Nil	$	Nil
Tax fees	$	Nil	$	Nil
All other fees	$	Nil	$	Nil

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements. Tax fees represent fees related to preparation of our corporation income tax returns. Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote, and cast at the Annual Meeting will be required to ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm. Abstentions will have no effect on the ratification of Weinberg & Company, P.A. as our independent registered public accounting firm. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A.

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REPORT OF THE AUDIT COMMITTEE

The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

The Audit Committee is comprised of directors Mr. Michael Pope, the Chairperson of the Audit Committee, Ms. Carine Clark and Mr. Sean Warren, all of whom have been determined by the Board to be independent under the Nasdaq listing standards and rules adopted by the SEC applicable to audit committee members. The Board has determined that Mr. Michael Pope qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes-Oxley Act. The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board. The Audit Committee operates under a written charter, a copy of which is available on our corporate website, www.focusuniversal.com. The Audit Committee met four (4) times during 2025.

The Audit Committee’s primary duties and responsibilities include monitoring the integrity of the Company’s audited financial statements, monitoring the independence and performance of the Company’s external auditors, and monitoring the Company’s compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with the Company’s independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of the Company’s internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by the Company’s independent registered public accounting firm and reviewing any transactions between the Company and related parties. The Company’s independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In carrying out these responsibilities, the Audit Committee monitored the Company’s operational effectiveness regarding the progress and completion of the implementation of the Company’s internal controls.

In overseeing the preparation of the Company’s audited financial statements, the Audit Committee met with the Company’s Chief Financial Officer and management, and held meetings with the Company’s independent registered public accounting firm, both in the presence of management and privately, to review and discuss all financial statements prior to their issuance, the overall scope and plans for the preparation of the financial statements and respective audit, and the evaluation of the Company’s internal controls and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the Company’s independent registered public accounting firm. In accordance with Section 204 of the Sarbanes-Oxley Act of 2002 and the Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16-1301 (Communications with Audit Committees), the Audit Committee has discussed with the Company’s independent registered public accounting firm all matters required to be discussed under the Sarbanes-Oxley Act and the foregoing standards. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

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With respect to the Company’s independent registered public accounting firm, the Audit Committee, among other things, discussed with Weinberg & Company, P.A. matters relating to their independence, including the written disclosures made to the Audit Committee as required by the PCAOB Rule 3526, Communications with Audit Committees Concerning Independence. The Audit Committee also reviewed and approved the audit fees of Weinberg & Company, P.A.

On the basis of these reviews and discussions, the Audit Committee (i) appointed Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2026, and (ii) recommended to the Board that it approve the inclusion of the Company’s audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

By the Audit Committee of the Board of Focus Universal Inc.

Michael Pope (Chairperson)

Carine Clark

Sean Warren

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PROPOSAL THREE

APPROVAL OF POTENTIAL FUTURE OFFERINGS

Background and Nasdaq Listing Rules

Because our Common Stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635.

Pursuant to Listing Rule 5635(a) and (d), stockholder approval is required in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the outstanding common stock or 20% of the voting power outstanding before the issuance of the common stock at lower than market value. This includes shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings and will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances.

Our Board approved, subject to stockholder approval, the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions (including without limitation private placements or issuances in connection with equity lines of credit or similar facilities) subject to the following limitations:

•	the total aggregate consideration for securities we issue will not exceed $250 million (or 250 million shares of Common Stock issued directly or on conversion of a convertible security);

•	the maximum discount at which securities (which may consist of shares of Common Stock or securities convertible into Common Stock, and accompanying warrants for the issuance of additional shares of Common Stock) may be issued will be equivalent to a maximum of 30% of the market price of our Common Stock at the date of issuance; and

•	such offerings will occur, if at all, on or before the date that is the 9-month anniversary of this Annual Meeting; and

•	such other terms as our Board shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing (the “Potential Future Offerings”).

Furthermore, if the Potential Future Offerings Proposal is approved, any offerings that may occur will be subject to the Board’s discretion to adopt.

Purpose of the Potential Future Offerings

The Company has been considering multiple business strategies including, but not limited to, further developing and commercializing the Ubiquitor device, acquiring a commercial office building, and implementing a digital asset treasury strategy. Among these strategies, the Company has been observing and reviewing the evolution of the digital asset markets and meeting with a range of various investors and advisors over the past six months.

We believe that digital asset treasury strategies that support operating businesses create value for stockholders. Our Board has authorized our management to use its discretion to consider the adoption of one or more digital asset treasury strategies in order to strengthen the Company’s balance sheet and to advance a potential tokenization strategy of the Company’s own real-world assets to drive business growth. In connection with this digital asset treasury strategy, we intend to seek to raise capital through the Future Offerings in order to fund the Company’s purchases of digital assets, including cryptocurrency, and to further our digital asset treasury strategy while keeping adequate working capital for the Company’s existing operating business segments. In addition, our management may decide that the Future Offerings might not be connected to the digital asset treasury strategy but to simply raise capital for the furtherance of our existing business plan. We expect the Future Offerings to result in an issuance of our securities that exceeds 20% of the currently issued and outstanding securities.

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Effect of the Potential Future Offerings

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Existing stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us in order to maintain their proportionate ownership of our Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Our Board has not yet determined the terms and conditions of any Future Offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than $250 million worth of shares of Common Stock in the aggregate (or not more than 250 million shares of Common Stock in the aggregate). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the Potential Future Offerings would be until such Potential Future Offerings are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $250 million and the maximum number of shares of Common Stock issuable (directly or on conversion of a convertible security) will not exceed 250 million shares of Common Stock.

We expect that the net proceeds of any Potential Future Offerings will be used to fund the Company’s potential purchases of digital assets, including cryptocurrency, and to further our digital asset treasury strategy while keeping adequate working capital for the Company’s existing operating business segments, and potentially other strategic initiatives that may be approved by our Board from time to time. At this time, we have not entered into any binding agreements or commitments with investors regarding any specific transaction, and there can be no assurance that any offering will be completed.

Risks Related to Digital Asset Treasury Strategy

The further development and acceptance of cryptocurrency networks, which represent a relatively new and rapidly changing industry, are subject to a variety of factors that are difficult to evaluate. The slowing or stopping of the development or acceptance of cryptocurrency networks may adversely affect an investment in us.

Cryptocurrency networks and chains are a new and rapidly evolving industry. The growth of the cryptocurrency industry is subject to a high degree of uncertainty. The factors affecting the further development of the cryptocurrency industry include:

•	continued worldwide growth in the adoption and use of cryptocurrencies, including those competitive with each other;

•	government and quasi-government regulation of cryptocurrencies and their use, or restrictions on or regulation of access to and operation of cryptocurrency systems;

•	the maintenance and development of the open-source software protocol of cryptocurrencies;

•	changes in consumer demographics and public tastes and preferences;

•	the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies; and

•	general economic conditions and the regulatory environment relating to cryptocurrencies and cryptocurrency service providers.

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A decline in the popularity or acceptance of cryptocurrency networks may harm the price of our Common Stock. There is no assurance that the service providers necessary to accommodate it will continue in existence or grow. Furthermore, there is no assurance that the availability of and access to cryptocurrency service providers will not be negatively affected by government regulation or supply and demand of cryptocurrency.

The digital asset trading platforms on which cryptocurrency trades are relatively new and largely unregulated or may not be complying with existing regulations.

The digital asset trading platforms through which cryptocurrencies trade are new and largely unregulated or may not be complying with existing regulations. These markets are local, national and international and include a broadening range of cryptocurrencies and participants. Significant trading may occur on systems and platforms with minimum predictability. Spot markets may impose daily, weekly, monthly or customer-specific transaction or withdrawal limits or suspend withdrawals entirely, rendering the exchange of cryptocurrencies for fiat currency difficult or impossible. Participation in spot markets requires users to take on credit risk by transferring cryptocurrency from a personal account to a third-party’s account.

Digital asset trading platforms do not appear to be subject to, or may not comply with, regulation in a manner similar to other regulated trading platforms, such as national securities exchanges or designated contract markets. Many digital asset trading platforms are unlicensed, are unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions. Digital asset trading platforms may be out of compliance with existing regulations.

Tools to detect and deter fraudulent or manipulative trading activities (such as market manipulation, front-running of trades, and wash-trading) may not be available to or employed by digital asset trading platforms or may not exist at all. As a result, the marketplace may lose confidence in, or may experience problems relating to, these venues and the digital assets that trade on these venues.

No digital asset trading platform on which cryptocurrency trades is immune from these risks. The closure or temporary shutdown of digital asset trading platforms due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in cryptocurrency and can slow down the mass adoption of it. Further, digital asset trading platform failures can have an adverse effect on cryptocurrency markets and the price of cryptocurrency and could therefore have a negative impact on the performance of the Common Stock.

Negative perception, a lack of stability in the digital asset trading platforms, manipulation of cryptocurrency trading platforms by customers and/or the closure or temporary shutdown of such trading platforms due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in cryptocurrency generally and result in greater volatility in the market price of cryptocurrency and the Common Stock. Furthermore, the closure or temporary shutdown of a cryptocurrency trading platform may impact our ability to determine the value of our cryptocurrency holdings.

We have recently adopted a digital asset treasury strategy, and we may be unable to successfully implement this new strategy.

Our Board has authorized us to use our discretion to consider the adoption of one or more digital asset treasury strategies, but we have not determined what cryptocurrency we will focus on, including potential investments in a particular cryptocurrency, including through staking and other decentralized finance activities. There is no assurance that we will be able to successfully implement a new strategy or operate cryptocurrency-related activities at the scale or profitability currently anticipated. Further, there is ongoing scrutiny and limited formal guidance from regulatory agencies, including Nasdaq and the SEC, with respect to the treatment of public company cryptocurrency strategies. There is no assurance that we will be able to execute this strategy. Errors by key management could result in significant loss of funds and reduced rewards. As a result, our shift towards cryptocurrency could have a material adverse effect on our business and financial condition.

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In addition, our management may decide that the Potential Future Offerings might not be connected to the digital asset treasury strategy but to simply raise capital for the furtherance of our existing business plan. We expect the Potential Future Offerings to result in an issuance of our securities that exceeds 20% of the currently issued and outstanding securities.

Risks/Impacts of Non-approval

We require significant funding to develop, manufacture and market our products and business strategies.

We may require significant funding for the development, manufacturing, assembly and marketing strategy of our products and business ventures including:

•	Further developing and commercializing the Ubiquitor, which we believe will require a minimum investment of $20 million dollars. Once we achieve our capital raising goals, we intend to position ourselves in the small device market, establishing the price of our product at a few hundred dollars or less. Due to superior functionality and low price, we expect to capture this section of the market easily. Once our product and services mature, and the Company becomes better known, we believe we could gain market share in the high-end market. None of this will be possible if we fail to obtain the funding we require.

•	We are in the process of potentially acquiring a commercial and office building located in Monterey Park, California. On January 21, 2026, we entered into a purchase, sale, and escrow agreement with 901 Corporate Center, LP to acquire a 100,743 sq. ft. office and commercial building, along with a four-level parking structure. While investment in a building is not a core business activity for the Company, the planned acquisition of a new office building does present the Company with the opportunity for a very low real estate expense, and a conservative 9-10% cap rate with a desirable location and market, based on industry professional analysis. The additional cash flow shall be used to offset corporate and general costs while we continue to work towards commercializing our IoT and financial software divisions to be able to generate revenues. At this point in time, the Company is in escrow and has made significant progress towards financing, however there is no assurance that the financing will be completed or that it will be on terms acceptable to the Company.

•	We are considering implementing one or more digital asset treasury strategies with the aim of strengthening our balance sheet and advancing a potential tokenization strategy of the Company’s own real-world assets to drive business growth.

If we are unable to maintain compliance with Nasdaq’s continued listing standards, including maintenance of at least $2.5 million of stockholders’ equity and maintenance of a $1.00 minimum bid price, our Common Stock may be delisted from Nasdaq.

If this Potential Future Offerings Proposal is not approved by our stockholders, it may affect our ability to maintain the continued listing standards required by Nasdaq, including but not limited to, having at least $2.5 million of stockholders’ equity because we will be unable to raise capital unless we conduct a public offering, which would involve significant delay and expense, if it were feasible at all

In any case, there can be no assurances that we will be able to maintain our Nasdaq listing in the future. In the event we are unable to maintain compliance with Nasdaq continued listing standards and our Common Stock is delisted from Nasdaq, it could likely lead to a number of negative implications, including an adverse effect on the price of our Common Stock, reduced liquidity in our Common Stock, the loss of federal preemption of state securities laws and greater difficulty in obtaining financing. In the event of a delisting, we would take actions to restore our compliance with Nasdaq’s continued listing standards, but we can provide no assurance that any such action taken by us would allow our Common Stock to become listed again, stabilize the market price or improve the liquidity of our Common Stock, prevent our Common Stock from dropping below the Nasdaq minimum bid price requirement or prevent future non-compliance with Nasdaq’s continued listing requirements.

If the shares of our Common Stock were to be delisted from Nasdaq, we expect that it would be traded on the OTCQB or OTCQX marketplaces, which are unorganized, inter-dealer, over-the-counter markets that provide significantly less liquidity than Nasdaq or other national securities exchanges. Thus, a delisting from Nasdaq may have a material adverse effect on the trading and price of our Common Stock.

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Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Potential Future Offerings Proposal described above that is not shared by all other stockholders.

Vote Required

This Proposal will be approved if the votes cast represent a majority of the shares entitled to vote and represented at the Annual Meeting in person or by proxy vote in favor of the Proposal. Therefore, abstentions will have no effect on the approval to issue up to $250 million of the Company’s securities in one or more non-public offerings on the terms and conditions described above. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF, SUBJECT TO THE BOARD OF DIRECTORS’ DISCRETION TO ADOPT, THE ISSUANCE OF UP TO $250 MILLION OF THE COMPANY’S SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS ON THE TERMS AND CONDITIONS DESCRIBED ABOVE.

Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” the approval of, subject to the Board’s discretion to adopt, the Potential Future Offerings, on the terms and conditions described above.

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PROPOSAL FOUR

APPROVAL IN CONNECTION WITH THE SAY-ON-PAY

General

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking our stockholders to provide advisory approval of the compensation of our named executive officers (“NEOs”), as we have described it in the “Executive Compensation” section of this Proxy Statement beginning on page 18. This proposal is commonly known as a “Say-on-Pay” proposal and gives the Company’s stockholders the opportunity to express their views on our NEOs compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

At the 2025 Annual Meeting, we asked our stockholders to recommend, in an advisory, non-binding vote, whether a vote to approve the compensation of our NEOs should occur every one, two, or three years. Our stockholders indicated they would prefer a non-binding vote on named executive officer compensation once every year. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining future executive compensation. Therefore, we are presenting this Say-on-Pay Proposal to our stockholders again this year.

We ask our stockholders to endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and other related disclosure.”

The vote on this Proposal Five is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from the Company’s stockholders and will consider the outcome of the vote when making future executive compensation decisions.

We expect the next advisory Say-on-Pay vote will occur at the 2027 annual meeting of stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY VOTE APPROVING THE EXECUTIVE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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OTHER BUSINESS

As of the date hereof, there is no business to be transacted at the 2026 Annual Meeting other than that referred to in the Notice of Annual Meeting of Stockholders and it is not anticipated that other matters will be brought before the meeting. If, however, other matters should properly be brought before the 2026 Annual Meeting, it is intended that the proxy holders may vote or act in accordance with our Board’s recommendation on such matters.

Any stockholder who wishes to submit a proposal for action to be included in the Proxy Statement for the Company’s 2027 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Securities Exchange Act and the Company’s bylaws must submit such proposal so that it is received by the Secretary of the Company by December 31, 2026.

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INCORPORATION BY REFERENCE; ADDITIONAL INFORMATION

The SEC allows us to “incorporate by reference” certain information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part if this Proxy Statement, and information that we file later with the SEC will automatically update and superseded previously filed information, including information contained in this document. We are incorporating by reference the following:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which includes our financial statements as of and for the year ended December 31, 2025, was filed with the SEC on March 31, 2026.

This Proxy Statement, the Notice of Annual Meeting of Stockholders, our Annual Report on Form 10-K for the year ended December 31, 2025 is available to our stockholders at https://westcoaststocktransfer.com/fcuv-proxy/.

Copies of Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements can also be obtained directly from the Company free of charge by sending a request to the Company by mail as follows:

Focus Universal Inc.

901 Corporate Center Drive, Suite 404

Monterey Park, California 91754

Attention: Investor Relations

In addition, the Company’s public reports, including Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements, can be obtained through the SEC’s EDGAR Database over the internet at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Desheng Wang
Desheng Wang
Chief Executive Officer, Secretary, and Director
April 24, 2026

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FOCUS UNIVERSAL INC. c/o WCST Proxy 721 N. Vulcan Ave. Ste. 106 Encinitas, CA 92024-2191

FOCUS UNIVERSAL INC.
Annual Meeting of Stockholders

Meeting Date: Friday, June 19, 2026
Meeting Time: 2:00 p.m. Pacific Daylight Time
Location:          FOCUS UNIVERSAL INC.

       901 Corporate Center Drive, Suite 404

       Monterey Park, California 91754

Instructions for Voting by Proxy Card
1. Review the proposals listed on the proxy card below.
2. Mark your voting selections by filling in the boxes.
3. Sign and date on the back side of the proxy card.
4. Detach the proxy card along the perforated line.
5. Return the proxy card in the enclosed envelope.

Instructions for Voting by Internet

1. Go to: https://www.westcoaststocktransfer.com/fcuv-proxy/

2. Click “Vote Your Proxy”

3. Access the voting portal using your Control Number found on the upper-right corner of the Proxy Card

QR Code for mobile devices

FOCUS UNIVERSAL INC.	PROXY CARD	Control Number:
Shares:

This proxy is solicited by the Board of Directors for the Annual Meeting of Stockholders to be held on June 19, 2026.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy shall be voted in accordance with the recommendations of the Board of Directors. This proxy confers discretionary authority to vote on any other matter, if any, presented at the Annual Meeting.

Our Board of Directors unanimously approved and recommends that you vote “FOR” each of the Proposals.

PROPOSAL 1: ELECTION OF DIRECTOR PROPOSAL. To elect five (5) members to the Board of Directors of the Company to serve until the 2027 Annual Meeting of Stockholders.				PROPOSAL 3: POTENTIAL FUTURE OFFERINGS PROPOSAL. To approve the issuance of up to $250,000,000 of securities in one or more non-public offerings.
	FOR	WITHHOLD	FOR	FOR	AGAINST	ABSTAIN
	ALL	ALL	ALL EXCEPT	☐	☐	☐
Nominees	☐	☐
1. Dr. Desheng Wang			☐	PROPOSAL 4: SAY-ON-PAY PROPOSAL. To approve, on a non-binding advisory basis, the compensation of our named executive officers
2. Irving Kau			☐
3. Michael Pope			☐	FOR	AGAINST	ABSTAIN
4. Carine Clark			☐	☐	☐	☐
5. Sean Warren			☐

PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL. To ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026				PROPOSAL 5: OTHER BUSINESS/ADJOURNMENT PROPOSAL. To transact such other business as may properly come before the meeting or any adjournment or postponements thereof
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

(continued on reverse side)

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ADDITIONAL INFORMATION

The undersigned stockholder(s) hereby appoint(s), Dr. Desheng Wang as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FOCUS UNIVERSAL INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m. on June 19, 2026, at 901 Corporate Center Drive, Suite 404, Monterey Park, California 91754.

Your vote is important. Whether or not you expect to attend the Annual Meeting in person, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. By submitting a properly signed proxy card or provide proxy instructions by telephone or over the Internet, such proxy will be counted as present for the purpose of determining the presence of a quorum, even if you elect to abstain or otherwise withhold your vote. Abstentions will have no effect in the outcome of the Proposals.

If you have any questions regarding the Proposals for the Annual Meeting, please contact our Secretary, Dr. Desheng Wang, Focus Universal Inc., (626) 272-3883 at 901 Corporate Center Drive, Suite 404, Monterey Park, California 91754.

↓ DETACH BELOW ↓

FOCUS UNIVERSAL INC.	PROXY CARD	Control Number:
	(continued)	Shares:

☐ Mark the box is you plan to attend the meeting.	☐ Change of Address.

________________________________________
________________________________________
________________________________________

SIGNATURE SECTION

This Proxy Card is valid only when signed and dated.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Shareholder Signature: ___________________________ Print Name: ____________________________________ Date: ___________________	Shareholder Signature: ___________________________ Print Name: ____________________________________ Date: ___________________

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